UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 2, 2019
                                                  ------------------------------

                           STRATEGIC ACQUISITIONS, INC
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-28963                 13-3506506
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)            Identification  No.)


               30 Broad Street, 14th Floor, New York, NY                10004
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                (Address of principal executive offices)             (Zip Code)

Registrant's telephone number: (212) 878-6519
                               -------------------------------------------------
                100 Wall Street, 7th Floor, New York, NY  10005
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in Registrant's Certifying Accountant.


     AMC Auditing, LLC ("AMC"), the independent registered public accounting firm of Strategic Acquisitions, Inc. (the "Company"), announced effective February 1, 2019, that AMC was acquired by a new auditing firm, Prager Metis CPAs LLC ("Prager"), and that all of the employees of AMC were joining Prager.

     As a result, effective May 2, 2019, AMC resigned as the Company's independent registered public accounting firm. The Company's Board of Directors engaged Prager to serve as the Company's independent registered public accounting firm effective May 2, 2019.

     The reports of AMC on the financial statements of the Company as and for the fiscal years ended December 31, 2017 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal years ended December 31, 2017 and 2018, and the subsequent interim period from January 1, 2019 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMC, would have caused AMC to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

     During the Company's fiscal years ended December 31, 2017 and 2018, and the subsequent interim period from January 1, 2019 to the date of this report, there were no reportable events within the meaning of
     Item 304(a)(1)(v) of Regulation S-K.

     During the Company's fiscal years ended December 31, 2017 and 2018, and the subsequent interim period from January 1, 2019 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

     The Company has provided AMC with a copy of the disclosure in this report and has requested that AMC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AMC agrees with the statements in this Item 4.01. A copy of this letter is filed as
     Exhibit 16.1 to this report.



ITEM 9.  Financial Statements and Exhibits.

         Exhibit 16.1 Letter to Securities and Exchange Commission from AMC Auditing, LLC dated May 6, 2019

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STRATEGIC ACQUISITIONS, INC.
                                            ----------------------------
                                                   (Registrant)

Date May 7, 2019


                                            /s/ John P. O'Shea
                                            ----------------------------
                                            John P. O'Shea
                                            President
                                            Principal Executive Officer
                                            & Principal Financial Officer